FIRST AMENDMENT TO
           SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT made and entered into as of December 1, 1993, by and among INTERFACE, INC., a Georgia corporation ("Interface"), HEUGA NEDERLAND B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Heuga Nederland"), HEUGA UK LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Heuga UK"), INTERFACE FLOORING SYSTEMS LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("IFSL"; Interface, Heuga Nederland, Heuga UK, and IFSL referred to collectively herein as the "Borrowers"), TRUST COMPANY BANK, a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof, and any assignees of TCB, FNBC, or such other banks and lending institutions which become "Lenders" as provided herein (TCB, FNBC, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), TRUST COMPANY BANK, in its capacity as agent for those Lenders having Revolving Loan Commitments or Term Loan Commitments, or both, or having outstanding Revolving Loans or Term Loans, or both, as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to Article XI hereof (the
"Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding
Multicurrency Loan Commitments or having outstanding Multicurrency Loans as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to Article XI hereof (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and TRUST COMPANY BANK, in its capacity as collateral agent for the Co-Agents and Lenders and each successor collateral agent as may be appointed from time to time pursuant to Article XI hereof (the "Collateral Agent");


                       W I T N E S S E T H:


          WHEREAS, Interface, Heuga Nederland, Heuga UK, IFSL, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Second Amended and Restated Credit Agreement dated as of June 11, 1993 (the "Credit Agreement");

          WHEREAS, Interface has advised the Lenders that it intends to acquire the business of Prince Street Technologies, Ltd., a Georgia corporation;

          WHEREAS, Interface has requested that the Lenders amend
certain  provisions  of   the  Credit  Agreement  to   facilitate
Interface's acquisition of Prince Street Technologies, Ltd.;

          WHEREAS, the Co-Agents, the Collateral Agent, and certain Lenders constituting the "Required Lenders" pursuant to the Credit Agreement have agreed to such amendments, as more particularly set forth in this First Amendment, on the terms and subject to the conditions hereinafter set forth;

          NOW, THEREFORE,  in consideration  of the  premises and
the   mutual   covenants  herein   contained,   Interface,  Heuga
Nederland, Heuga  UK, IFSL, the  Lenders, the  Co-Agents and  the
Collateral Agent agree as follows:


1. Defined Terms. Except as otherwise expressly defined herein, each capitalized term used in this First Amendment that is defined in the Credit Agreement shall be used herein with the meaning assigned to such capitalized term in the Credit Agreement.


2.   Amendments to Section 1.01 ("Definitions").

     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

      "Prince Street" shall mean Prince Street Technologies, Ltd., a Georgia corporation, and, if applicable, the wholly owned Subsidiary of Interface into which Prince Street Technologies, Ltd. may be merged to effect the Prince Street Acquisition.

      "Prince Street Acquisition" shall mean the acquisition by Interface of Prince Street through the consummation of the transactions described in the Prince Street Acquisition
Agreement.

      "Prince Street Acquisition Costs" shall mean the total consideration paid by Interface and each other Consolidated company to effect the Prince Street Acquisition (including cash payments made by Interface to repurchase any shares of Class A Common Stock of Interface previously delivered as a portion of the consideration paid in the Prince Street Acquisition, as may be provided in the Prince Street Acquisition Agreement).

      "Prince Street Acquisition Agreement" shall mean the agreement(s) pursuant to which Interface shall purchase all issued and outstanding capital stock of Prince Street, or shall acquire Prince Street through the merger of Prince Street and Prince Street Holding Company with and into a wholly owned Subsidiary of Interface (with such Subsidiary being the surviving corporation in such transaction), or through the merger of a wholly owned Subsidiary of Interface with and into Prince Street (with Prince Street being the surviving corporation in such transaction), in any case for a consideration valued at an amount up to $10,500,000, plus payment of expenses and fees up to $1,000,000 incurred or payable by Prince Street in connection with the Prince Street Acquisition.

  (b)  The definition of the term  "Free Cash Flow" in Section
1.01 of the Credit Agreement is hereby amended by deleting from said definition clause (iii) in its entirety and substituting in lieu thereof the following clause (iii):

      (iii) Capital Expenditures for such fiscal period (but excluding therefrom the amount of the Bentley Acquisition
Costs and the Prince Street Acquisition Costs to the extent otherwise included in such Capital Expenditures),

3. Amendment to Section 9.04 ("Dividends, Etc."). Section 9.04 of the Credit Agreement is hereby amended by deleting said
Section 9.04 in its entirety and substituting in lieu thereof the following Section 9.04:

          Section  9.04.   Dividends, Etc.   Interface  shall not
declare  or pay any dividend  on its capital  stock, or make any  payment to purchase,  redeem, retire or  acquire any of its Subordinated Debentures or  capital stock or any option,
warrant,  or  other  right   to  acquire  such  Subordinated
Debentures or capital stock, other than:

                 (i) dividends payable solely in shares of capital stock;

                (ii) payments made by Interface to repurchase any shares of Class A Common Stock of Interface
              previously   delivered   as  a   portion   of  the
              consideration   paid   in   the    Prince   Street
              Acquisition, as may be provided in the Prince Street Acquisition Agreement; and

               (iii) cash dividends declared and paid, and all other such payments made, after December 29, 1991 (but excluding any payments made pursuant to clause (ii) above) in an aggregate amount at any time not to exceed (x) $10,000,000 plus fifty percent (50%) of Consolidated Net Income (or minus one hundred percent (100%) of Consolidated Net
              Loss) earned during Interface's 1992 fiscal year and thereafter (such period to be treated as one accounting period);

               provided, however, no such payment may be made pursuant to clause (ii) above, and no such dividend or other payment may be paid or made pursuant to clause (iii) above, unless (x) the full amount of the mandatory prepayment required by Section 2.03(b), Section 3.04 or Section 4.04 has been made, and (y) no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment. Nothing in this Section
               9.04 shall prevent the conversion of the Convertible Preferred Stock or the Subordinated Debentures into the common stock of Interface.

4. Status of Prince Street as Additional Credit Party. Interface and the other Borrowers acknowledge and agree that, upon the acquisition by Interface of Prince Street pursuant to the Prince Street Purchase Agreement, (i) Prince Street shall be and become a Consolidated Company, Material Subsidiary, and Material Company for purposes of this Agreement, and (ii) Interface shall execute and deliver, and cause to be executed and delivered, to the Co-Agents (x) a pledge and security agreement (or an amendment or supplement to the existing Pledge Agreement from Interface, as the Co-Agents may require pursuant to the advice of their counsel) with respect to all capital stock of Prince Street, (y) a Guaranty Agreement from Prince Street, and
(z) all related documents of the kind described in Section 6.01(c), (d), (f), (g), (h), and (t), all in form and substance satisfactory to the Co-Agents.


5. Representations and Warranties. Each of Interface (as to itself and all other Consolidated Companies, whether or not Interface is a Borrower hereunder) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:

               (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

               (b) No Default or Event of Default has occurred and is continuing on the date hereof; and

               (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07).

6. Effectiveness of First Amendment. This First Amendment shall become effective upon the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of each of the Borrowers, the Co-Agents, the Collateral Agent, and those Lenders constituting the Required Lenders for purposes of the Credit Agreement.

7. References to Credit Agreement. On and after the date this First Amendment becomes effective as provided in paragraph 6 above, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this First Amendment. The Borrowers further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.


8. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


9. Miscellaneous. This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This First Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.


               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.



                                   INTERFACE, INC.



                              By: /s/ Daniel T. Hendrix
                                  Daniel T. Hendrix
                                  Vice President


                                   HEUGA NEDERLAND B.V.


                               By: /s/ Daniel T. Hendrix
                                   Daniel T. Hendrix
                                   Attorney-in-Fact


                                   HEUGA UK LIMITED



                              By: /s/ Daniel T. Hendrix
                                  Daniel T. Hendrix
                                  Attorney-in-Fact



                                   INTERFACE FLOORING SYSTEMS
                                      LIMITED


                              By: /s/ Daniel T. Hendrix
                                 Daniel T. Hendrix
                                 Attorney-in-Fact




                                   TRUST COMPANY BANK,
                                   As Domestic Agent and
                                   Collateral Agent


                               By: /s/ John K. Shoffner
                                   Name:  John K. Shoffner
                                   Title: Group Vice President


                              By: /s/ Laura Sowders
                                  Name:  Laura Sowders
                                  Title: Bank Officer


                                   THE FIRST NATIONAL BANK
                                   OF CHICAGO, As
                                   Multicurrency Agent



                            By: /s/ Larry E. Cooper
                                Name:  Larry E. Cooper
                                Title: Vice President


                                   TRUST COMPANY BANK



                           By: /s/ John K. Shoffner
                               Name:  John K. Shoffner
                               Title: Group Vice President


                           By: /s/ Laura Sowders
                               Name:  Laura Sowders
                               Title: Bank Officer


                                   THE FIRST NATIONAL BANK
                                     OF CHICAGO



                            By: /s/ Larry E. Cooper
                                Name:  Larry E. Cooper
                                Title: Vice President




                                   ABN AMRO BANK N.V.


                            By: /s/ W. D. Suttles
                                Name:  W.D. Suttles
                                Title: Vice President

                            By: /s/ Thomas Dawe
                                Name:  Thomas Dawe
                                Title: Vice President



                                   THE FIRST NATIONAL BANK OF
                                     BOSTON


                            By: /s/ William C. Purinton
                                Name:  William C. Purinton
                                Title: Vice President



                                   BANK SOUTH, N.A.



                             By: /s/ George Hodges
                                 Name:  George Hodges
                                 Title: Vice President



                                   THE BANK OF TOKYO LTD.,
                                          ATLANTA AGENCY



                            By: /s/ Richard Davis
                                Name:  Richard Davis
                                Title: Assistant Vice President



                                   CIBC, INC.



                              By: /s/ William C. Humphries
                                  Name:  William C. Humphries
                                  Title: Vice President


                                CONTINENTAL BANK N.A.



                            By: /s/ Lynn W. Stetson
                                Name:  Lynn W. Stetson
                                Title: Vice President



                                   CREDITANSTALT-BANKVERIEN



                            By: /s/ Robert M. Biringer
                                  Name:  Robert M. Biringer
                                  Title: SVP


                            By:  /s/  Donato R.  Giuseppi, Jr.
                                 Name: Donato R. Giuseppi Jr.
                                 Title: Deputy General Manager


                                   THE DAIWA BANK, LIMITED



                             By: /s/ Katherine Bass
                                 Name:  Katherine Bass
                                 Title: Executive Officer

                             By: /s/ M. Sawicki
                                 Name:  M. Sawicki
                                 Title:  Vice President & Manager




                                   FIRST UNION NATIONAL
                                   BANK OF GEORGIA


                               By: /s/ Donald Q. Dalton
                                   Name:  Donald Q. Dalton
                                   Title: Senior Vice President



                                   NATIONSBANK OF NORTH CAROLINA,
                                     N.A.



                               By: /s/ J. Lance Walton
                                   Name:  J. Lance Walton
                                   Title: Vice President



                                   WACHOVIA BANK OF GEORGIA, N.A.


                              By: /s/ Elspeth G. England
                                  Name:  Elspeth G. England
                                  Title: Vice President